Execution Version

VOTING TRUST AGREEMENT

This Voting Trust Agreement (this “Agreement”) is made and entered into effective as of the date set forth on the signature page, by and among Young Innovations Holdings LLC, as voting trustee (the “Voting Trustee”), on the one hand, and The George E. Richmond 2006 Irrevocable Trust, The George E. Richmond Trust Under Agreement dated January 14, 1975, Richmond Foundation, Alfred E. Brennan, and Arthur L. Herbst Jr. (each a “Shareholder” and collectively, the “Shareholders”), on the other hand.

PREAMBLE

WHEREAS, the parties to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of the same date hereof, by and among Young Innovations Holdings LLC, a Delaware limited liability company (“Parent”), YI Acquisition Corp., a Missouri corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and Young Innovations, Inc., a Missouri corporation (the “Company”) intend for the Parent to acquire the Company on terms and conditions set forth in the Merger Agreement;

WHEREAS, the respective boards of directors of Parent, Merger Sub and the Company have approved the Merger Agreement and declared it advisable for Parent, Merger Sub and the Company, respectively, to enter into the Merger Agreement;

WHEREAS, the Shareholders desire to enter into this Agreement concurrently with the execution of the Merger Agreement and as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement,

WHEREAS, as of the date hereof, the Shareholders hold in the aggregate 2,350,091 shares of common stock, par value $0.01 per share (the “Shares”), of the Company,

WHEREAS, the Shareholders deem it necessary and advisable and in their best interests to deposit their Shares with the Voting Trustee, subject to the terms and conditions herein, and

WHEREAS, The Voting Trustee has consented to act under this Agreement for the purposes herein provided.

In consideration of the premises, the parties agree as follows:

1. CREATION OF TRUST. Each Shareholder shall deposit with the Voting Trustee the certificates for all of such Shareholder’s Shares.  The stock certificates representing the Shares shall be endorsed in the name of the Voting Trustee, or accompanied by such instruments of transfer as to enable the Voting Trustee to cause such certificates to be transferred into the name of the Voting Trustee as herein provided.  Upon receipt by the Voting Trustee of the stock certificates and the transfer of the same unto the name of the Voting Trustee, the Voting Trustee shall hold the same in trust subject to the terms of this Agreement.  The Voting Trustee shall issue and deliver to each Shareholder a Voting Trust Certificate in the form of Exhibit A attached hereto and incorporated herein by this reference (the “Certificate”).  This Voting Trust shall be known as the “Voting Trust dtd. December 3, 2012.”

2. TRANSFER OF LEGAL OWNERSHIP TO TRUSTEES.  Each stock certificate transferred and delivered to the Voting Trustee pursuant to this Agreement shall be surrendered by the Voting Trustee to the Company and cancelled, and a new stock certificate shall be issued to, and legal title shall be held by, the Voting Trustee in the name of “Young Innovations Holdings LLC, as Voting Trustee,” pursuant to the terms and conditions of this Agreement.

3. CASH AND STOCK DISTRIBUTIONS.  If any cash dividend or distribution in respect of the Shares deposited with Voting Trustee is paid by the Company, then the Voting Trustee shall promptly distribute the same to the respective Shareholder.  If any dividend or distribution in respect of the Shares deposited with the Voting Trustee is paid, in whole or in part, in stock of the Company, the Voting Trustee shall likewise hold, subject to the terms of this Agreement, the stock certificates that are received by the Voting Trustee on account of such dividend or distribution, and the respective Shareholder shall be entitled to receive a Certificate issued under this Agreement for the number of shares and series of stock of the Company received as such dividend or distribution.

4. OTHER DISTRIBUTIONS.  If any distribution in respect of the Shares deposited with the Voting Trustee is paid by the Company other than in cash or in stock of the Company, then the Voting Trustee shall distribute the same to the respective Shareholder.

5. VOTING POWER OF TRUSTEES.  Until the termination of this Agreement as provided in Section 9, the Voting Trustee shall have the right, subject to the provisions of this Agreement, to exercise in person, all rights and powers of a stockholder in respect of the Shares, deposited hereunder, including, but not limited to, the right to vote thereon and to take part in or consent to any corporate stockholder’s action of any kind whatsoever.  The Voting Trustee shall further have the right to vote for the election of directors and in favor of or against any resolution or proposed action of any character whatsoever that may be presented at any meeting or require the consent of stockholders of the Company.

6. LIABILITY OF TRUSTEES.  The Voting Trustee shall not be personally responsible with respect to any action taken pursuant to its vote so cast in any matter whatsoever or act committed or omitted to be done under this Agreement, provided such commission or omission does not amount to willful misconduct or gross negligence on its part, and provided also that the Voting Trustee at all times exercise good faith in such matters.  In performing any and all other obligations under this Agreement, the Voting Trustee shall likewise use its best judgment and at all times exercise good faith in such matters, and the Voting Trustee shall not be personally responsible with respect to any matter whatsoever or act committed or omitted to be done under this Agreement, provided such commission or omission does not amount to willful misconduct or gross negligence on its part.

7. TRANSFERS.

7.1 Transfers Restricted.  Except as otherwise provided in this Agreement or as otherwise agreed by all shareholders of the Company, no Shareholder shall Transfer, nor permit the Transfer, of all or any portion of such Shareholder’s Certificate, except as permitted hereunder.  For purposes of this Section, “Transfer” means to sell, donate, assign, hypothecate, transfer, sever a joint tenancy, bequeath, exchange, pledge, mortgage, place in trust or otherwise dispose (voluntarily or involuntarily) of any interest in any Certificate.

7.2 Transfers Allowed.  The parties hereto acknowledge and agree that, subject to the preceding section, the following Transfers of Certificates by a Shareholder shall be a “Permitted Transfer” and shall not be subject to the general restrictions provided for under the preceding paragraph, provided that the requirements of Section 8 are complied with:

(a) Any transfer by a Shareholder of such Shareholder’s Certificates to a Living Trust, as defined below, shall not be considered to be a Transfer prohibited by this Agreement, and shall be permitted as provided herein if permitted by relevant law, provided that such Transfer is not otherwise prohibited by any loan agreement or other covenant to which the Corporation is a party.  For all purposes of this Agreement, after a Transfer of any Certificates, or parts thereof, to a Living Trust, the Certificates shall still be considered as owned by the individual Shareholder, and all references to the death or disability of a Shareholder or the involuntary transfer of the Certificates of a Shareholder, or any other provision that would apply to an individual and not a trust, shall be considered as applying to the individual Shareholder who is the grantor of the Living Trust.  However, any payments to be made to the Shareholder as a Shareholder (such as dividends, liquidating distributions and payments in exchange for the Certificates owned by the Living Trust) shall be made to the Living Trust.  As used herein, the term “Living Trust” shall mean a trust of which the individual Shareholder is the sole grantor and is initial trustee or co-trustee, over which the individual Shareholder has the full right of revocation, and which will function during the Shareholder’s life primarily for the benefit of the Shareholder; provided, however, a subsequent amendment to the Living Trust shall constitute a Transfer of Certificates prohibited by this Agreement, unless otherwise permitted herein, if such amendment would do either of the following:  (i) remove the grantor Shareholder as a trustee even though the Shareholder is still alive and competent, or (ii) cause the Living Trust to function during the Shareholder’s life other than primarily for the Shareholder’s benefit.  The trustees, successor trustees, and all present and future beneficiaries of the Living Trust shall be fully bound by the provisions of this Agreement.  Any notices required to a Shareholder whose Certificates have been transferred to a Living Trust shall be sent to the individual Beneficiary as trustee of the Living Trust, or any successor trustee of which the Corporation has been notified in writing.

(b) A pledge, hypothecation, assignment or other transfer for security purposes only and not involving a change in voting rights with respect to any Certificates;

(c) A disposition made to another person who at the time of the Transfer, is a Shareholder;

(d) Any sale, exchange, transfer, gift or any other disposition (including any disposition by will or intestate succession) made by a Shareholder to his or her parent, sibling, spouse or children, grandchildren, children of any sibling, or any trustee, guardian or custodian for the benefit of any such persons, so long as no disposition to a minor or incompetent shall be made other than in trust for the benefit of such person or in custodianship under the Uniform Transfers to Minors Act or similar legislation and either:

(i) The Voting Trustee possess any voting and control rights associated with the Certificate or any underlying Shares into which the Certificate may be reverted; or

(ii) if the Transfer is approved by the others shareholders of the Company.

7.3 Subject to Agreement.  Any Certificate, or part thereof, transferred pursuant to the provisions of this Section shall remain subject to this Agreement.  Any transferee thereof under this Section shall for all purposes of this Agreement become a Shareholder.

8. CONDITIONS TO TRANSFER.

8.1 Effectiveness of Transfer.  Any Transfer of a Shareholder’s Certificate, or part thereof, pursuant to Section 7 shall not become effective unless and until:

(a) prior written notice of such Transfer has been given by the Shareholder making such Transfer to the Voting Trustee stating the name and address of the permitted transferee and the number of Certificates, or parts thereof, that are the subject of such Transfer; and

(b) such transferee shall acknowledge acceptance of this Agreement (and derivatively, the Shareholders’ Agreement) by executing and delivering to the Voting Trustee an instrument, in form and substance acceptable to counsel for the Voting Trustee, whereby such permitted transferee agrees to hold such Certificates subject to the terms, conditions, restrictions, and options set forth in this Agreement.

9. TERMINATION.  This Voting Trust shall immediately terminate upon the earlier to occur:

(a) By the Voting Trustee in writing;

(b) Upon the dissolution or written resignation of the Voting Trustee;

(c) Upon the Shareholders selling all of the Shares;

(d) A Change in Recommendation;

(e) The entry without the prior written consent of the Shareholder into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in a decrease in the Merger Consideration;

(f) The date of termination of the Merger Agreement; or

(g) The End Date, if not already terminated under (a), (b), (c), (d), (e) or (f) of this Section.

Upon the occurrence of any of the above-described events giving rise to the termination of this Agreement, the Voting Trustee, as its final official act hereunder, shall immediately thereafter cause certificates for the Shares represented by the Certificates to be issued in the name of the Shareholders (or their successors) and shall distribute the same in exchange for its Certificates; provided, however, that if there is no remaining Voting Trustee, the Certificate holder shall be entitled to take such actions upon presenting its Certificate to the Company.

10. COMPENSATION.  The Voting Trustee shall serve without compensation.  The Voting Trustee shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such agents, attorneys and counsel, as they may deem necessary and proper for carrying this Agreement into effect.  Any such expenses or charges incurred by and due to the Voting Trustee may be deducted from the dividends or other moneys or property received by the Voting Trustee on the Shares deposited hereunder, or may be charged to and paid by the Shareholders.  Nothing herein contained shall disqualify the Voting Trustee or incapacitate it from serving the Company as an officer or director, or in any other capacity, and in any such other capacity receiving compensation.

11. EFFECT OF INVALIDITY.  In the event the establishment of this Agreement or the Voting Trust hereunder is void or voidable and is so determined by a court of competent jurisdiction, which determination becomes final, such determination shall not invalidate or effect any action by the Company, its shareholders or directors taken in reliance upon the validity of this Agreement.  Further, in the event this Agreement or the Voting Trust hereunder is void or voidable and is so determined by a court of competent jurisdiction, the parties hereto agree that this Agreement shall be construed and determined to be a voting agreement.

12. RESIGNATION OR DISSOLUTION OF VOTING TRUSTEE.  Upon the dissolution or written resignation of the Voting Trustee, there shall not be a successor Voting Trustee for such Voting Trustee, and such Voting Trustee shall no longer be considered a party to this Agreement.

13. SHAREHOLDER REQUIREMENT.  Notwithstanding anything in this Agreement to the contrary, a condition to serving as the Voting Trustee under this Agreement is that the Voting Trustee shall own, either individually or through a trust, stock in the Company.  At such time as the Voting Trustee does not own any stock in the Company, either individually or through a trust, the Voting Trustee shall have no rights or voting powers under this Agreement whatsoever and shall no longer be considered a party to this Agreement.

14. MISCELLANEOUS.

14.1 Entire Agreement.  This Agreement, Exhibit A and the Merger Agreement and the documents mentioned herein set forth the entire agreement and understanding of the parties with respect to the subject matter referenced herein, and supersede any prior agreements or understandings, whether oral or written, with respect to the subject matter herein.  The terms herein may not be changed verbally but only by an instrument in writing signed by all parties hereto.  All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Merger Agreement.

14.2 Governing Law.  This Agreement is established pursuant to the provisions of the laws of the State of Missouri, without regard to conflict of law principles.

14.3 Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be considered an original.  Facsimile copies of this Agreement will have the same force and effect as originals.

14.4 Successors Bound.  This Agreement shall be binding on the parties hereto and their respective heirs, executors, administrators, personal and legal representative and permitted successors.  No party shall be entitled to assign its rights under this Agreement.

14.5 Construction.  Words of the masculine gender shall be deemed to include the feminine or neuter genders, and vice versa, where applicable.  Words of the singular number shall be deemed to include the plural number, and vice versa, where applicable.  Section and Exhibit references are to sections and exhibits of this Agreement unless otherwise noted, and the exhibits of this Agreement are incorporated herein by this reference.

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IN WITNESS WHEREOF, the parties have executed this Voting Trust Agreement as of ____________, 2012.

VOTING TRUSTEE:

____________________________________

____________________________________

____________________________________

SHAREHOLDERS:

____________________________________

____________________________________

____________________________________

Signature Page to Voting Trust Agreement

EXHIBIT A

VOTING TRUST CERTIFICATE

VOTING TRUST AGREEMENT

YOUNG INNOVATIONS, INC.

NUMBER:  _____

THIS CERTIFIES that the [Shareholder Name] has deposited with Young Innovations Holdings LLC, as Voting Trustee, pursuant to the terms and conditions of the Voting Trust Agreement dated effective as of December 3, 2012 (the “Voting Trust Agreement”), _____________ (_______) shares of common stock having general voting power in Young Innovations, Inc., a Missouri corporation.

THE INTEREST REPRESENTED BY THIS CERTIFICATE SHALL NOT BE SOLD, TRANSFERRED, CONVEYED, ASSIGNED, MORTGAGED, OR PLEDGED IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE TERMS OF THE VOTING TRUST AGREEMENT.

IN WITNESS WHEREOF, the Voting Trustees have caused this Certificate to be executed effective as of _________________.

VOTING TRUSTEES:

____________________________________

____________________________________

____________________________________